Exhibit 99

CONTACTS:
Investors:	REGIS CORPORATION:
Jack Nielsen – Director of Finance – Investor Relations
(952) 947-7000

Media:	BERNS COMMUNICATIONS GROUP:
Melissa Jaffin
(212) 994-4660
For Immediate Release
REGIS REPORTS FOURTH QUARTER AND FISCAL YEAR 2005 RESULTS
-Fourth Quarter Earnings Per Diluted Share Increased 10 Percent to $0.64-
     MINNEAPOLIS, August 24, 2005 — Regis Corporation (NYSE:RGS), the global leader in the $150 billion hair care industry, today reported financial results for its fiscal fourth quarter and year ended June 30, 2005.
Fiscal Year 2005 Results
     Consolidated revenues increased 14 percent to a record $2.19 billion compared to $1.92 billion during fiscal year 2004. Same-store sales increased 0.9 percent. Net income decreased 38 percent to $65 million, or $1.39 per diluted share. Net income results for the year include a $38.3 million, or $0.83 per diluted share, non-cash write-off for goodwill impairment related to our international franchise operations.
     During the year, the Company added a net total of 831 locations. Regis constructed 525 salons and franchisees built 285 salons. In fiscal 2005, the Company acquired 444 corporate salons (including 139 franchise buybacks), seven franchised salons, 42 company-owned hair restoration centers, 49 franchised hair restoration centers and 13 beauty schools. Regis closed or relocated 395 corporate and franchised locations. As of June 30, 2005, Regis Corporation owned or franchised 10,993 worldwide locations.
     “While we are disappointed that fiscal 2005 results did not meet our long-term earnings objectives, we are heartened by our fourth quarter results, which were in-line with our guidance,” commented Paul D. Finkelstein, chairman and chief executive officer. “Despite the challenging conditions in our core salon business, we accomplished a great deal this year. In addition to expanding our salon base, we more than doubled our beauty school business, acquired Hair Club for Men and Women and invested in an emerging kid’s hair salon concept. These investments, which complement our core salon business, will position Regis to achieve long-term double digit earnings growth.”
Fourth Quarter Results
     Consolidated revenues increased 17 percent to a record $593 million compared to $509 million a year ago. Same-store sales increased 0.9 percent. Fourth quarter net income increased 10 percent to $29.5 million, or $0.64 per diluted share. During the quarter, Regis Corporation added a net total of 186 locations. The Company constructed 152 salons and franchisees built 82 salons. In addition, Regis acquired 48 salons (including 17 salon franchise buybacks) and five beauty schools. The Company closed or relocated 84 salons during the quarter.

     The Company experienced two discrete matters which influenced fourth quarter operating results.
•	Fourth quarter effective tax rate was lower than anticipated due to the resolution of prior tax filing matters.

•	Regis identified an issue related to the taxability of certain benefits provided to Regis employees. The Company is working with the Internal Revenue Service to resolve this matter. Fourth quarter general and administrative expenses include an accrual to address this issue.
     Absent these two fourth quarter matters, the Company met its operating expectations.
Fiscal Year 2006 Outlook Remains Unchanged
     Excluding the benefit from future acquisitions, revenue for fiscal year 2006 is forecasted to increase 10 percent to $2.42 billion, assuming a same-store sales increase of one percent. Fiscal year 2006 earnings per diluted share are forecasted to increase to $2.42 per diluted share.
     Regis Corporation will broadcast its year-end conference call live on the internet, Wednesday, August 24, 2005 at 10:00 a.m. Central Time. Interested parties are invited to listen by logging onto www.regiscorp.com. An archive of the conference call will be available at this website shortly after the conclusion of the live broadcast. Regis Corporation will release First Quarter 2006 revenue results, including same-store sales, on October 12, 2005.
     Regis Corporation (RGS) is the beauty industry’s global leader in salons, hair restoration centers and education. As of June 30, 2005, the Company owned or franchised 10,993 worldwide locations; which included 10,879 beauty salons, 90 hair restoration centers and 24 beauty schools operating under concepts such as Supercuts, Jean Louis David, Vidal Sassoon, Regis Salons, MasterCuts, Trade Secret, SmartStyle, Cost Cutters and Hair Club for Men and Women. These and other concepts are located in the US and in ten other countries throughout North America and Europe. For additional information about the Company, including management’s current financial outlook and a reconciliation of non-GAAP financial information, please visit the Investor Information section of the corporate website at www.regiscorp.com.
This press release contains “forward-looking statements” within the meaning of the federal securities laws, including statements concerning anticipated future events and expectations that are not historical facts. These forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward–looking statements in this document reflect management’s best judgment at the time they are made, but all such statements are subject to numerous risks and uncertainties, which could cause actual results to differ materially from those expressed in or implied by the statements herein. Such forward-looking statements are often identified herein by use of words including, but not limited to, “may,” “believe,” “project,” ”forecast,” “expect,” “estimate,” “anticipate,” and “plan.” In addition, the following factors could affect the Company’s actual results and cause such results to differ materially from those expressed in forward-looking statements. These factors include competition within the personal hair care industry, which remains strong, both domestically and internationally, and price sensitivity; changes in economic condition; changes in consumer tastes and fashion trends; labor and benefit costs; legal claims; risk inherent to international development (including currency fluctuations); the continued ability of the Company and its franchisees to obtain suitable locations for new salon development; governmental initiatives such as minimum wage rates, taxes and possible franchise legislation; the ability of the Company to successfully identify and acquire salons and beauty schools that support its growth objectives; or other factors not listed above. The ability of the Company to meet its expected revenue growth is dependent on salon and beauty school acquisitions, new salon construction and same-store sales increases, all of which are affected by many of the aforementioned risks. Additional information concerning potential factors that could affect future financial results is set forth in the Company’s Annual Report on Form 10-K/A for the year ended June 30, 2004 and included in Form S-3 Registration Statement filed with the Securities and Exchange Commission on June 8, 2005. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. However, your attention is directed to any further disclosures made in our subsequent annual and periodic reports filed or furnished with the SEC on Forms 10-K, 10-Q and 8-K and Proxy Statements on Schedule 14A.
(TABLES TO FOLLOW)

REGIS CORPORATION (NYSE:RGS)
CONSOLIDATED BALANCE SHEET
as of June 30, 2005 and 2004
(Dollars in thousands, except per share amounts)

	June 30,	June 30,
	2005	2004
ASSETS
Current assets:
Cash and cash equivalents	$102,718	$73,567
Receivables, net	47,752	35,033
Inventories	184,609	161,304
Deferred income taxes	17,229	15,285
Other current assets	28,341	28,253

Total current assets	380,649	313,442

Property and equipment, net	435,324	381,903
Goodwill	646,510	457,140
Other intangibles, net	208,800	79,174
Other assets	54,693	40,200

Total assets	$1,725,976	$1,271,859

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Long-term debt, current portion	$19,747	$19,128
Accounts payable	64,111	53,112
Accrued expenses	178,192	129,721

Total current liabilities	262,050	201,961

Long-term debt	549,029	282,015
Other noncurrent liabilities	160,185	105,863

Total liabilities	971,264	589,839

Shareholders’ equity:
Preferred stock, authorized 250,000 shares at June 30, 2005 and 2004
Common stock, $.05 par value;
issued and outstanding, 44,952,002 and 44,283,949 common shares at June 30, 2005 and 2004, respectively	2,248	2,214
Additional paid-in capital	229,871	220,204
Accumulated other comprehensive income	46,124	40,615
Retained earnings	476,469	418,987

Total shareholders’ equity	754,712	682,020

Total liabilities and shareholders’ equity	$1,725,976	$1,271,859

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REGIS CORPORATION (NYSE:RGS)
CONSOLIDATED STATEMENT OF OPERATIONS
(Dollars in thousands, except per share amounts)

	Three Months Ended		Year Ended
	June 30,		June 30,
	2005	2004	2005	2004
	(Unaudited)
Revenues:
Service	$401,073	$343,353	$1,466,336	$1,271,232
Product	171,368	146,496	648,420	578,279
Royalties and fees	21,035	18,748	79,538	73,632

	593,476	508,597	2,194,294	1,923,143

Operating expenses:
Cost of service	228,352	194,872	836,449	718,524
Cost of product	86,544	76,807	335,636	303,484
Site operating expenses	48,737	43,683	183,056	163,365
General and administrative	69,574	53,558	260,207	214,610
Rent	84,781	74,033	310,984	269,429
Depreciation and amortization	26,289	20,120	91,753	74,983
Goodwill impairment	—	—	38,319	—

Total operating expenses	544,277	463,073	2,056,404	1,744,395

Operating income	49,199	45,524	137,890	178,748

Other income (expense):
Interest	(7,583)	(4,021)	(24,385)	(17,064)
Other, net	784	32	2,952	1,155

Income before income taxes	42,400	41,535	116,457	162,839

Income taxes	(12,895)	(14,745)	(51,826)	(58,621)

Net income	$29,505	$26,790	$64,631	$104,218

Net income per share:
Basic	$0.66	$0.61	$1.45	$2.37

Diluted	$0.64	$0.58	$1.39	$2.26

Weighted average common and common equivalent shares outstanding:
Basic	44,881	44,298	44,622	44,014

Diluted	46,340	46,416	46,380	46,145

Cash dividends declared per common share	$0.04	$0.04	$0.16	$0.14

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REGIS CORPORATION (NYSE:RGS)
CONSOLIDATED STATEMENT OF CASH FLOWS
(Dollars in thousands)

	Year Ended June 30,
	2005	2004
Cash flows from operating activities:
Net income	$64,631	$104,218
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	83,527	72,096
Amortization	8,226	3,451
Deferred income taxes	(9,257)	15,340
Goodwill impairment	38,319	—
Tax benefit from stock-based employee compensation plans	9,088	8,314
Other noncash items affecting earnings	1,181	1,265

Changes in operating assets and liabilities*:
Receivables	(6,516)	(16)
Inventories	(17,974)	(462)
Other current assets	1,437	(10,629)
Other assets	(5,726)	(1,387)
Accounts payable	8,288	(13,305)
Accrued expenses	23,338	9,461
Other noncurrent liabilities	17,169	17,318

Net cash provided by operating activities	215,731	205,664

Cash flows from investing activities:
Capital expenditures	(101,097)	(74,076)
Proceeds from sale of assets	846	432
Purchases of salon and school net assets, net of cash acquired	(118,915)	(99,734)
Purchase of hair restoration centers, net of cash acquired	(209,652)	—

Net cash used in investing activities	(428,818)	(173,378)

Cash flows from financing activities:
Borrowings on revolving credit facilities	2,954,100	514,650
Payments on revolving credit facilities	(2,976,750)	(508,025)
Proceeds from issuance of long-term debt	301,938	11,887
Repayments of long-term debt	(21,313)	(24,111)
Other, primarily (decrease) increase in negative book cash balances	(2,472)	118
Dividends paid	(7,149)	(6,166)
Repurchase of common stock	(23,117)	(22,548)
Proceeds from issuance of common stock	17,257	17,347

Net cash provided by (used in) financing activities	242,494	(16,848)

Effect of exchange rate changes on cash and cash equivalents	(256)	2,675

Increase in cash and cash equivalents	29,151	18,113

Cash and cash equivalents:
Beginning of year	73,567	55,454

End of year	$102,718	$73,567

*	Changes in operating assets and liabilities do not include assets and liabilities assumed through acquisitions.
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REGIS CORPORATION (NYSE:RGS)
Salon / School/ Hair Restoration Center Counts and Revenues

	June 30,	June 30,
	2005	2004
SYSTEM-WIDE LOCATIONS:
Company-owned salons	6,977	6,227
Franchise salons	3,902	3,924
Beauty schools	24	11
Company-owned hair restoration centers	41	—
Franchise hair restoration centers	49	—

	10,993	10,162

SALON LOCATION SUMMARY

NORTH AMERICAN SALONS:	June 30,	June 30,
REGIS SALONS	2005	2004
Open at beginning of period	1,085	1,095
Salons constructed	39	33
Acquired	13	4
Less relocations	14	10

Salon openings	38	27
Conversions	(1)	(2)
Salons closed	(29)	(35)

Total, Regis Salons	1,093	1,085

MASTERCUTS
Open at beginning of period	604	590
Salons constructed	47	34
Acquired	2	3
Less relocations	13	9

Salon openings	36	28
Conversions	1	1
Salons closed	(5)	(15)

Total, Mastercuts	636	604

TRADE SECRET
Company-owned salons:
Open at beginning of period	549	517
Salons constructed	56	26
Acquired	23	12
Franchise buybacks	—	2
Less relocations	17	5

Salon openings	62	35
Conversions	—	1
Salons closed	(14)	(4)

Total company-owned salons	597	549

Franchise salons:
Open at beginning of period	24	25
Salons constructed	—	1

Salon openings	—	1
Franchise buybacks	—	(2)

Total franchise salons	24	24

Total, Trade Secret	621	573

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	June 30,	June 30,
SMARTSTYLE/COST CUTTERS IN WAL-MART	2005	2004
Company-owned salons:
Open at beginning of period	1,263	1,033
Salons constructed	194	174
Franchise buybacks	45	61
Less relocations	1	—

Salon openings	238	235
Salons closed	(4)	(5)

Total company-owned salons	1,497	1,263

Franchise salons:
Open at beginning of period	201	230
Salons constructed	29	33

Salon openings	29	33
Franchise buybacks	(45)	(61)
Salons closed	(1)	(1)

Total franchise salons	184	201

Total, SmartStyle/Cost Cutters in Wal-Mart	1,681	1,464

STRIP CENTERS
Company-owned salons:
Open at beginning of period	2,310	1,928
Salons constructed	167	166
Acquired	248	162
Franchise buybacks	94	133
Less relocations	21	8

Salon openings	488	453
Conversions	(3)	(8)
Salons closed	(67)	(63)

Total company-owned salons	2,728	2,310

Franchise salons:
Open at beginning of period	2,105	2,172
Salons constructed	154	146
Acquired (2)	7	—
Less relocations	13	10

Salon openings	148	136
Conversions	6	8
Franchise buybacks	(94)	(133)
Salons closed	(63)	(78)

Total franchise salons	2,102	2,105

Total, Strip Centers	4,830	4,415

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	June 30,	June 30,
INTERNATIONAL SALONS (1)	2005	2004
Company-owned salons:
Open at beginning of period	416	395
Salons constructed	22	19
Acquired	19	18
Franchise buybacks	—	10

Salon openings	41	47
Conversions	(3)	—
Salons closed	(28)	(26)

Total company-owned salons	426	416

Franchise salons:
Open at beginning of period	1,594	1,627
Salons constructed	102	88

Salon openings	102	88
Franchise buybacks	—	(10)
Salons closed	(104)	(111)

Total franchise salons	1,592	1,594

Total international salons	2,018	2,010

TOTAL SYSTEM-WIDE LOCATIONS
Company-owned salons:
Open at beginning of period	6,227	5,558
Salons constructed	525	452
Acquired	305	199
Franchise buybacks	139	206
Less relocations	66	32

Salon openings	903	825
Conversions	(6)	(8)
Salons closed	(147)	(148)

Total company-owned salons	6,977	6,227

Franchise salons:
Open at beginning of period	3,924	4,054
Salons constructed	285	268
Acquired (2)	7	—
Less relocations	13	10

Salon openings	279	258
Conversions	6	8
Franchise buybacks	(139)	(206)
Salons closed	(168)	(190)

Total franchise salons	3,902	3,924

Beauty schools:
Open at beginning of period	11	5
Acquired	13	6

Site openings	13	6

Total beauty schools	24	11

Company-owned hair restoration centers:
Acquired	42	—

Site openings	42	—
Sites closed	(1)	—

Total company-owned hair restoration centers	41	—

Franchise hair restoration centers:
Acquired	49	—

Site openings	49	—

Total franchise hair restoration centers	49	—

Grand total, system-wide	10,993	10,162

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(1)	Canadian and Puerto Rican salons are included in the Regis Salons, Strip Center, MasterCuts and Trade Secret concepts and not included in the International salon totals.

(2)	Represents primarily the acquisition of franchise networks.
Relocations represent a transfer of location by the same salon concept.
Conversions represent the transfer of one salon concept to another concept.
NOTE 1. REVENUES BY CONCEPT:

	For the Periods Ended June 30,
	Three Months		Year Ended
(Dollars in thousands)	2005	2004	2005	2004

Revenues:
North American salons:
Regis Salons	$121,948	$118,554	$475,736	$476,107
MasterCuts	43,050	42,568	172,792	173,415
Trade Secret	62,675	59,745	252,934	242,604
SmartStyle	94,047	78,809	351,741	294,564
Strip Centers	170,835	142,471	621,008	518,856

Total North American salons	492,555	442,147	1,874,211	1,705,546

International salons	65,192	61,921	226,784	202,454
Beauty schools	9,665	4,529	33,911	15,143
Hair restoration centers	26,064	—	59,388	—

Consolidated revenues	$593,476	$508,597	$2,194,294	$1,923,143

Percent change from prior year	16.7%	13.5%	14.1%	14.2%

Same-store sales increase	0.9%	1.5%	0.9%	2.6%

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NOTE 2. FINANCIAL INFORMATION BY SEGMENT:
Financial information concerning the Company’s salon, school and hair restoration businesses is shown in the following tables.

	For the Three Months Ended June 30, 2005
	Salons		Beauty	Hair Restoration	Unallocated
(Dollars in thousands)	North America	International	Schools	Centers	Corporate	Consolidated
Revenues:
Service	$339,857	$41,493	$9,204	$10,519	$—	$401,073
Product	142,401	14,491	461	14,015	—	171,368
Royalties and fees	10,297	9,208	—	1,530	—	21,035

	492,555	65,192	9,665	26,064	—	593,476

Operating expenses:
Cost of service	196,282	21,880	4,005	6,185	—	228,352
Cost of product	74,141	7,478	183	4,742	—	86,544
Site operating expenses	43,875	2,856	1,615	391	—	48,737
General and administrative	24,621	12,240	1,284	5,875	25,554	69,574
Rent	68,896	13,310	1,053	1,434	88	84,781
Depreciation and amortization	18,539	2,319	432	2,191	2,808	26,289

Total operating expenses	426,354	60,083	8,572	20,818	28,450	544,277

Operating income (loss)	66,201	5,109	1,093	5,246	(28,450)	49,199

Other income (expense):
Interest	—	—	—	—	(7,583)	(7,583)
Other, net	—	—	—	—	784	784

Income (loss) before income taxes	$66,201	$5,109	$1,093	$5,246	$(35,249)	$42,400

	For the Three Months Ended June 30, 2004
	Salons		Beauty	Hair Restoration	Unallocated
(Dollars in thousands)	North America	International	Schools	Centers	Corporate	Consolidated
Revenues:
Service	$299,208	$39,788	$4,357	$—	$—	$343,353
Product	132,621	13,703	172	—	—	146,496
Royalties and fees	10,318	8,430	—	—	—	18,748

	442,147	61,921	4,529	—	—	508,597

Operating expenses:
Cost of service	173,246	19,955	1,671	—	—	194,872
Cost of product	67,268	9,450	89	—	—	76,807
Site operating expenses	40,500	2,904	279	—	—	43,683
General and administrative	23,112	6,973	803	—	22,670	53,558
Rent	62,087	11,458	394	—	94	74,033
Depreciation and amortization	15,603	2,057	178	—	2,282	20,120

Total operating expenses	381,816	52,797	3,414	—	25,046	463,073

Operating income (loss)	60,331	9,124	1,115	—	(25,046)	45,524

Other income (expense):
Interest	—	—	—	—	(4,021)	(4,021)
Other, net	—	—	—	—	32	32

Income (loss) before income taxes	$60,331	$9,124	$1,115	$—	$(29,035)	$41,535

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	For the Year Ended June 30, 2005
	Salons		Beauty	Hair Restoration	Unallocated
(Dollars in thousands)	North America	International	Schools	Centers	Corporate	Consolidated
Revenues:
Service	$1,270,444	$139,629	$31,848	$24,415	$—	$1,466,336
Product	563,529	51,143	2,063	31,685	—	648,420
Royalties and fees	40,238	36,012	—	3,288	—	79,538

	1,874,211	226,784	33,911	59,388	—	2,194,294

Operating expenses:
Cost of service	737,045	74,344	11,535	13,525	—	836,449
Cost of product	293,336	30,745	1,288	10,267	—	335,636
Site operating expenses	166,680	9,750	4,319	2,307	—	183,056
General and administrative	99,210	42,357	5,097	12,712	100,831	260,207
Rent	262,818	41,523	2,943	3,242	458	310,984
Depreciation and amortization	67,042	7,879	1,263	5,071	10,498	91,753
Goodwill impairment	—	38,319	—	—	—	38,319

Total operating expenses	1,626,131	244,917	26,445	47,124	111,787	2,056,404

Operating income (loss)	248,080	(18,133)	7,466	12,264	(111,787)	137,890

Other income (expense):
Interest	—	—	—	—	(24,385)	(24,385)
Other, net	—	—	—	—	2,952	2,952

Income (loss) before income taxes	$248,080	$(18,133)	$7,466	$12,264	$(133,220)	$116,457

	For the Year Ended June 30, 2004
	Salons		Beauty	Hair Restoration	Unallocated
(Dollars in thousands)	North America	International	Schools	Centers	Corporate	Consolidated
Revenues:
Service	$1,131,325	$125,442	$14,465	$—	$—	$1,271,232
Product	532,843	44,758	678	—	—	578,279
Royalties and fees	41,378	32,254	—	—	—	73,632

	1,705,546	202,454	15,143	—	—	1,923,143

Operating expenses:
Cost of service	649,898	63,766	4,860	—	—	718,524
Cost of product	273,119	29,967	398	—	—	303,484
Site operating expenses	153,564	8,410	1,391	—	—	163,365
General and administrative	90,228	33,589	1,720	—	89,073	214,610
Rent	230,726	37,081	1,174	—	448	269,429
Depreciation and amortization	58,601	7,162	385	—	8,835	74,983

Total operating expenses	1,456,136	179,975	9,928	—	98,356	1,744,395

Operating income (loss)	249,410	22,479	5,215	—	(98,356)	178,748

Other income (expense):
Interest	—	—	—	—	(17,064)	(17,064)
Other, net	—	—	—	—	1,155	1,155

Income (loss) before income taxes	$249,410	$22,479	$5,215	$—	$(114,265)	$162,839

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